                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement      [ ] Confidential, for Use
                                              of the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Under Rule 14a-12

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
--------------------------------------------------------------------------------
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:


--------------------------------------------------------------------------------
     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:


--------------------------------------------------------------------------------
     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):


--------------------------------------------------------------------------------
     (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:


--------------------------------------------------------------------------------

     (5) TOTAL FEE PAID:


--------------------------------------------------------------------------------
     [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1) AMOUNT PREVIOUSLY PAID:


--------------------------------------------------------------------------------
     (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:


--------------------------------------------------------------------------------
     (3) FILING PARTY:


--------------------------------------------------------------------------------
     (4) DATE FILED:


--------------------------------------------------------------------------------

[COGNIZANT LOGO]






                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                            TEANECK, NEW JERSEY 07666

                                                              April 28, 2003

To Our Stockholders:

         You are most cordially invited to attend the 2003 Annual Meeting of Stockholders of Cognizant Technology Solutions Corporation at 10:00 a.m. local time, on Wednesday, May 28, 2003, at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

         The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

         It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

         Thank you for your continued support.

                                                Sincerely,

                                                /s/ Wijeyaraj Mahadeva
                                                -------------------------
                                                Wijeyaraj Mahadeva
                                                Chairman of the Board and
                                                Chief Executive Officer

[COGNIZANT LOGO]




                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                            TEANECK, NEW JERSEY 07666

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 28, 2003

         The Annual Meeting of Stockholders (the "Meeting") of COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware corporation (the "Company"), will be held at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey on Wednesday, May 28, 2003, at 10:00 a.m. local time, for the following purposes:

(1) To elect two (2) Class I Directors to serve until the 2004 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, two (2) Class II Directors to serve until the 2005 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified and two (2) Class III Directors to serve until the 2006 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1999 Incentive Compensation Plan, as amended (the "Incentive Plan"), to increase the maximum number of shares of Class A Common Stock available for issuance under the Incentive Plan from 18,000,000 to 24,000,000 shares. The additional 6,000,000 shares of Class A Common Stock of the Company will be reserved for issuance upon the exercise of stock options granted or for the issuance of other awards granted under the Incentive Plan;

(3) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2003; and

(4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         On March 5, 2003, the Board of Directors declared a 3-for-1 stock split effected by a 200% stock dividend payable on April 1, 2003 to stockholders of record on March 19, 2003. All shares and exercise prices in this Proxy Statement have been restated to reflect such stock split. The effect of the stock split on certain financial information included in the Company's Form 10-K for the year ended December 31, 2002 is included in a Form 8-K filed on April 25, 2003 and is also included in the Company's Annual Report to Stockholders. The stock split did not have an impact on the Company's previously reported Net Income or Balance Sheet but impacted certain disclosures previously included in the Company's Form 10-K such as the Company's number of issued and outstanding shares, all share related data including earnings per share, and stock options outstanding and related prices. The stock split was not effective at the date the Company filed its Form 10-K, and as a result, it was not reflected therein.

         Holders of record of the Company's Class A Common Stock at the close of business on April 17, 2003 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666 for a period of ten days prior to the Meeting and on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                           By Order of the Board of Directors


                                           /s/ Gordon Coburn
                                           -------------------------------
                                           Gordon Coburn
                                           Secretary


Teaneck, New Jersey
April 28, 2003


        THE COMPANY'S 2002 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                            TEANECK, NEW JERSEY 07666


            --------------------------------------------------------
                                 PROXY STATEMENT
            --------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Technology Solutions Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 28, 2003 (the "Meeting"), at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Class A Common Stock, $0.01 par value ("Class A Common Stock"), as of the close of business on April 17, 2003, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 61,552,176 shares of Class A Common Stock issued and outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting. Pursuant to the Company's Restated Certificate of Incorporation all the outstanding shares of Class B Common Stock, $0.01 par value ("Class B Common Stock"), automatically converted into shares of Class A Common Stock on February 20, 2003. Accordingly, as of the close of business on April 17, 2003, there were no holders of record of the Company's Class B Common Stock.

         If proxies in the accompanying form are properly executed and returned, the shares of Class A Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted (i) FOR the election of the two (2) Class I nominees, the two (2) Class II nominees and the two (2) Class III nominees named below as Directors; (ii) FOR the proposal to amend the Company's 1999 Incentive Compensation Plan, as amended (the "Incentive Plan"), to increase the maximum number of shares of Class A Common Stock available for issuance under the Incentive Plan from 18,000,000 to 24,000,000 shares. The additional 6,000,000 shares of Class A Common Stock of the Company will be reserved for issuance upon the exercise of stock options granted or for the issuance of other awards granted under the Incentive Plan; (iii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2003; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

         The presence, in person or by proxy, of holders of the shares of Class A Common Stock having, in the aggregate, a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Class A Common Stock represented at the Meeting, is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of stockholders possessing a majority of the shares of Class A Common Stock represented at the Meeting provided a quorum is present in person or by proxy.

         Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

         This Proxy Statement, together with the related proxy card and Annual Report to Stockholders of the Company for the year ended December 31, 2002, including financial statements (the "Annual Report"), is being mailed to all stockholders of record as of April 17, 2003. The mailing date will be on or about April 28, 2003. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 17, 2003.

                              ELECTION OF DIRECTORS

         Currently, the Board of Directors of the Company consists of six (6) members. Each member was elected at the 2002 Annual Meeting of Stockholders for a period of one year, and each member's term expires at this Meeting. On February 13, 2003, pursuant to a written consent in lieu of a stockholders' meeting of the holder of approximately 93% of the voting power of the Company's then outstanding shares of Common Stock, the Company filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Restated Certificate of Incorporation provided for, among other things, that commencing with the election of Directors at this Meeting, the Directors shall be divided into three classes designated as Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board of Directors. Class I Directors shall be originally elected for a term expiring at the succeeding Annual Meeting of Stockholders, Class II Directors shall be originally elected for a term expiring at the second succeeding Annual Meeting of Stockholders and Class III Directors shall be originally elected for a term expiring at the third succeeding Annual Meeting of Stockholders. At each Annual Meeting of Stockholders other than this Meeting, successors to the class of directors whose term expires at that Annual Meeting shall be elected for a term expiring at the third succeeding Annual Meeting of Stockholders.

         The Board of Directors has nominated each of the six (6) incumbent Directors (which number shall constitute the entire current Board of Directors of the Company) to stand for re-election at the Meeting for the corresponding class and term as set forth below.

         It is the intention of the persons named in the enclosed form of proxy to vote the shares of Class A Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Except as noted below, all of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

         CLASS I DIRECTORS (TERM EXPIRES 2004)

         The current members of the Board of Directors who are also nominees for election to the Board as Class I Directors are as follows:

                                                                SERVED AS A               POSITIONS WITH
   NAME                                           AGE         DIRECTOR SINCE                THE COMPANY
   ----                                           ---         --------------              --------------
   Wijeyaraj Mahadeva                              51              1998              Chairman of the Board and
                                                                                      Chief Executive Officer

   John E. Klein                                   61              1998                      Director

         The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

         Wijeyaraj (Kumar) Mahadeva was elected Chairman and Chief Executive Officer of the Company's Indian subsidiary in 1994, and led the team that established the software development and maintenance business conducted by the Company. Mr. Mahadeva was elected Vice President of the Company in 1994, and was elected President on April 17, 1996. Effective in March 1998, Mr. Mahadeva was elected Chairman and Chief Executive Officer of the Company. Mr. Mahadeva concurrently served as Chairman of The Dun & Bradstreet Corporation India and China from 1993 to 1996. Mr. Mahadeva previously served as Vice President, Corporate Strategy, at The Dun & Bradstreet Corporation from 1989 to 1993, as Director, Business Markets Group, at AT&T from 1985 to 1989, and as a management consultant at McKinsey & Company from 1978 to 1985. Mr. Mahadeva holds a Masters of Business Administration degree from Harvard University and a Masters in Electrical Engineering from Cambridge University (U.K.).

         John E. Klein was elected to the Board of Directors in March 1998. Mr. Klein currently serves as Chief Executive Officer of Polarex, Inc., a software and services consulting company, where he has been employed since November 1994. Since June 2000, Mr. Klein has also served as a Director of privately-held Questra Corporation. From July 1997 to November 1999, Mr. Klein also served as the Chairman and Chief Executive Officer of Glovia International, a manufacturing resource planning software and services company. From August 1996 to November 1999, Mr. Klein also served as the Chairman of PRO IV Limited, a 4GL development tools company. From November 1995 to November 1999, Mr. Klein also served as Chief Executive Officer of MDIS Group PLC, a software development and services company headquartered in the UK. From January 1993 to April 1994, Mr. Klein was the Vice President, Consumer, Process & Transportation-Customer Business Unit, for Digital Equipment Corporation. Mr. Klein holds a Bachelor of Science degree from the U.S. Merchant Marine Academy and a Master of Business Administration degree from New York University.

         CLASS II DIRECTORS (TERM EXPIRES 2005)

         The current members of the Board of Directors who are also nominees for election to the Board as Class II Directors are as follows:

                                                                SERVED AS A               POSITIONS WITH
   NAME                                           AGE         DIRECTOR SINCE                THE COMPANY
   ----                                           ---         --------------              --------------
   Robert W. Howe                                  56              1999                      Director

   Robert E. Weissman                              62              2001                      Director


         The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

         Robert W. Howe was elected to the Board of Directors in April 1999. Mr. Howe currently serves as Chief Executive Officer and Chairman of the Board of Directors of ADS Financial Services Solutions, positions he has held since January 1994 and March 1980, respectively. From March 1980 to January 1994, Mr. Howe served as President of ADS Financial Services Solutions. Mr. Howe holds a Bachelor of Arts degree from Boston College.

         Robert E. Weissman was elected to the Board of Directors in May 2001. Mr. Weissman retired in January 2001 after nearly thirty years serving as Chief Executive Officer for several public corporations. Most recently, Mr. Weissman was Chairman of IMS Health, a provider of information to the pharmaceutical and healthcare industries. He served as both Chairman and Chief Executive Officer of IMS Health until March of 1999. Prior to his position with IMS Health, Mr. Weissman was Chairman and Chief Executive Officer of Cognizant Corporation and prior to that, was Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation. Prior to his election as Chairman and Chief Executive Officer of Dun & Bradstreet, he held the position of President and Chief Operating Officer of that company since 1985. Mr. Weissman joined Dun & Bradstreet in May 1979, when D&B acquired National CSS, a computer time-sharing company, of which he was President and Chief Executive Officer. Since his retirement, Mr. Weissman has been active as a Principal in Shelburne Partners, a private investment company that works with emerging companies in the United States and Europe. Mr. Weissman is a Director of State Street Corporation and Pitney Bowes, Inc. and a member of the Advisory Board for Broadview Capital, a venture capital firm. Mr. Weissman graduated from Babson College in 1964. He serves on Babson's Board of Trustees, and received an honorary Doctor of Laws degree from Babson in 1995.

         CLASS III DIRECTORS (TERM EXPIRES 2006)

         The current members of the Board of Directors who are also nominees for election to the Board as Class III Directors are as follows:

                                                                SERVED AS A               POSITIONS WITH
   NAME                                           AGE         DIRECTOR SINCE                THE COMPANY
   ----                                           ---         --------------              --------------
   Venetia Kontogouris                             52              1997                      Director

   Thomas M. Wendel                                66              2001                      Director


         The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

         Venetia Kontogouris was elected to the Board of Directors of the Company in December 1997. Ms. Kontogouris is currently Managing Director of Trident Capital, a venture capital firm. Prior to joining Trident Capital, Ms. Kontogouris was President of Enterprise Associates, Inc., a subsidiary of IMS Health. Prior to joining Enterprise Associates, Inc., Ms. Kontogouris was Vice President of New Product Development for The Dun & Bradstreet Corporation. Ms. Kontogouris serves on the board of directors of several private companies. Ms. Kontogouris holds a Bachelor of Arts degree from Northeastern University and a Master of Business Administration degree and a Master in International Relations degree from the University of Chicago.


         Thomas M. Wendel was elected to the Board of Directors in June 2001. In July 2000, Mr. Wendel retired as the Chairman of the Board, President and Chief Executive Officer of Bridge, a global financial information, transaction services, and network services company. Prior to joining Bridge in 1995, Mr. Wendel was founding President and Chief Executive Officer of Liberty Brokerage Inc., a major US government securities brokerage firm. Mr. Wendel also served as Executive Vice President and Managing Director of Paine Webber, Inc., where he was responsible for investment banking involving thrifts and commercial banks, mortgage sales and trading, and mortgage banking. He joined Paine Webber in 1982 and held several other senior management posts including Chief Financial Officer and head of Operations and Systems. Prior to 1982, Mr. Wendel was Senior Vice President and Chief Financial Officer of Pan American World Airways. While at Pan American he also held several senior management positions, including overall responsibility for Data Systems and Communications, Airline Planning, Property and Facilities, Corporate Budgets, Treasury, Accounting, Aircraft Sales and Office Services. Mr. Wendel holds a Bachelor of Science degree in Mathematics from Ursinus College, a Master of Arts in Economics from San Jose State College, and a Master in Business Administration from the University of Santa Clara.

         All Directors hold office until the expiration of their respective term and until their successors are duly elected and qualified. There are no family relationships among any of the executive officers, Directors and key employees of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

         The Board of Directors has an Audit Committee and a Compensation Committee.

         Audit Committee. The primary responsibilities of the Audit Committee include, among other things, (i) evaluating and recommending to the Board of Directors the engagement of the Company's independent auditors, (ii) reviewing the results of their audit findings and their interim reviews of the Company's financial statements, and (iii) monitoring on a periodic basis the internal controls of the Company.

         Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002 with the management of the Company and the independent auditors. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards ("SAS") 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2002 audited by PricewaterhouseCoopers LLP be included in the Company's Annual Report on Securities and Exchange Commission (the "SEC") Form 10-K.

         Each current Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent Director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a Director. The Audit Committee currently consists of Messrs. Howe, Klein and Wendel. During 2002, Messrs. Howe, Klein and Wendel were the only members of the Audit Committee. The Audit Committee was established in 1998 and held seven meetings during fiscal 2002. It is anticipated that Messrs. Howe, Klein and Wendel, if elected to the Board of Directors by the Stockholders of the Company, will continue to serve on the Audit Committee.

         Compensation Committee. The Compensation Committee, which is comprised of Messrs. Howe and Klein, is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company's Employee Stock Purchase Plan and stock option plans, including the Incentive Plan, and establishes the terms and conditions of all stock options granted thereunder. The Compensation Committee held two meetings during 2002.

         There were ten meetings of the Board of Directors during 2002. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he or she served as a Director and the total number of meetings held by the committee on which he or she served during the period, if applicable.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee has furnished the following report:

To the Board of Directors of Cognizant Technology Solutions Corporation:

         The Audit Committee of the Company's Board of Directors is currently composed of three members and acts under a written charter first adopted and approved on May 17, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held seven meetings during 2002.

         Management is responsible for the Company's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management and the independent auditors, the following:

         o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

         o the independent auditor's review of the Company's unaudited interim financial statements;

         o the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission;

         o management's selection, application and disclosure of critical accounting policies;

         o changes in the Company's accounting practices, principles, controls or methodologies;

         o significant developments or changes in accounting rules applicable to the Company; and

         o the adequacy of the Company's internal controls and accounting and financial personnel.

         The Audit Committee reviewed and discussed with the Company's management the Company's audited financial statements for the year ended December 31, 2002 and unaudited interim financial statements during the year ended December 31, 2002. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by SAS 61 (Communication with Audit Committees) with the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

         o    methods used to account for significant unusual transactions;

         o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

         o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

         o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

         The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other non-audit related services to the Company is compatible with maintaining such auditors' independence.

         Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                             By the Audit Committee of the Board of Directors of Cognizant Technology Solutions Corporation
                             (as currently constituted )

                             Robert W. Howe
                             John E. Klein
                             Thomas M. Wendel

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company and its subsidiaries receive no cash remuneration for serving as Directors. All other non-employee Directors receive $2,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each meeting of a committee of the Board of Directors. All Directors who are not employees of the Company and its subsidiaries are eligible to participate in the Company's Non-Employee Directors' Stock Option Plan (the "Director Plan") and, effective as of May 1999, the Incentive Plan.

         The Director Plan became effective in December 1997 and was amended in March 1998. The aggregate number of shares of Class A Common Stock reserved for issuance under the Director Plan is 429,000 shares. The Director Plan, which is administered by the Compensation Committee, provides for the issuance of non-qualified stock options to purchase up to 90,000 shares of Class A Common Stock in any year to any Director of the Company who is not an employee of the Company or any subsidiary of the Company. Subject to the provisions of the Director Plan, the Compensation Committee has the authority to interpret the provisions of the Director Plan, and to determine the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted. The option price for options granted under the Director Plan shall be determined by the Compensation Committee and may be granted at an exercise price greater than, less than or equal to the fair market value of the underlying shares on the date of grant. Options granted under the Director Plan become exercisable as to 50% on each of the first and second anniversaries of the date of initial grant. Options granted under the Director Plan expire after 10 years, are nontransferable and, with certain exceptions in the event of a death of a participant, may be exercised by the optionee only during service. In the event of an optionee's death or disability, the unexercised portion of an option immediately vests in full and may be exercised until (i) the earlier of the remaining stated term of the option or five years after the date of death with respect to a termination due to death or (ii) the earlier of the remaining stated term of the option and the longer of five years after the date of termination due to disability or one year after the date of death, in the case of a termination due to disability. In the case of a termination for any other reason, the unexercised portion of an option may be exercised for the period ending ninety days after termination, but only to the extent such option was exercisable at the time of termination.

         The Incentive Plan became effective in May 1999. The aggregate number of shares of Class A Common Stock reserved for issuance under the Incentive Plan is 18,000,000. The purpose of the Incentive Plan is to (i) aid the Company in motivating certain employees, non-employee directors and independent contractors to put forth maximum efforts toward the growth, profitability and success of the Company; and (ii) provide incentives which will attract and retain highly qualified individuals as employees and non-employee directors and to assist in aligning the interests of such employees and non-employee directors with those of the Company's stockholders. Pursuant to the Incentive Plan, awards may be stock-based or payable in cash. Subject to adjustment, for among other things, a merger, consolidation, reorganization, stock split, or other change in capital structure, an individual is limited to a maximum of 4,500,000 shares during the life of the Incentive Plan. Additionally, the maximum dollar amount paid in cash to any individual during the life of the Incentive Plan is $10,000,000. The Incentive Plan terminates on April 13, 2009, unless sooner terminated by the Board of Directors. The Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority, among other things, to determine eligibility for participation, determine eligibility for and the type and size of awards, issue administrative guidelines and make rules as an aid to administer the Incentive Plan, grant waivers of terms, conditions, restrictions and limitations and accelerate the vesting of any award. Several types of awards are provided for by the Incentive Plan. The awards may be measured in stock or in cash. An award may be designated as a stock option, stock appreciation right, stock award, stock unit, performance share, performance unit or cash. Generally, all awards under the Incentive Plan are nontransferable except by will or in accordance with the laws of descent and distribution. Stock options and stock appreciation rights are exercisable only by the grantee during his or her lifetime. The Compensation Committee, in its discretion, may permit the transferability of a stock option (other than an incentive stock option) by a grantee to members of his or her immediate family or trusts or other similar entities for the benefit of such person. Upon the occurrence of a change in control of the Company, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting and payout of outstanding awards or provide that an award be assumed by the entity which acquires control of the Company or be substituted by a similar award under such entity's compensation plan.

         During 2002, the following Directors were granted options to purchase shares of Class A Common Stock under the Incentive Plan.

                                         NUMBER OF
                                SHARES UNDERLYING OPTIONS                                       EXERCISE PRICE
DIRECTOR                                GRANTED(1)                   GRANT DATE                  PER SHARE(1)
--------                        -------------------------            ----------                  -------------
Wijeyaraj Mahadeva...........                  --                         --                           --
Robert W. Howe...............               15,000                     6/5/02                       $15.16
John E. Klein................               15,000                     6/5/02                       $15.16
Venetia Kontogouris..........               15,000                     6/5/02                       $15.16
Nancy Cooper (2).............               45,000                     6/5/02                       $15.16
David M. Thomas (2)..........               15,000                     6/5/02                       $15.16
Robert E. Weissman...........               15,000                     6/5/02                       $15.16
Thomas M. Wendel.............               15,000                     6/5/02                       $15.16
---------------

(1) Such numbers have been adjusted to reflect a three-for-one stock split that occurred on April 1, 2003.

(2) Mr. Thomas and Ms. Cooper's term of office as Directors terminated as of February 13, 2003, the date on which IMS Health completed its plan to distribute all of the Company's Class B Common Stock that IMS Health owned in an exchange offer (the "Exchange Offer"). Each former Director retained their options and the vesting of all such outstanding options was accelerated.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, Officers and Stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Except as set forth below, based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

         Nancy E. Cooper became a director of the Company on May 29, 2002. Accordingly, a Form 3, Initial Statement of Beneficial Ownership, should have been filed by June 10, 2002 reporting that she did not beneficially own any of the Company's securities as of May 29, 2002. Such a Form 3 was not timely filed. Accordingly, Ms. Cooper filed a Form 5 reporting that she did not beneficially own any of the Company's securities as of May 29, 2002 on February 12, 2003.

                               EXECUTIVE OFFICERS

         The following table identifies the current executive officers of the
Company:

                                                    CAPACITIES IN                                  IN CURRENT
NAME                                        AGE     WHICH SERVED                                 POSITION SINCE
----                                        ---     -------------                                --------------
Wijeyaraj Mahadeva..................         51     Chairman of the Board and Chief                   1998
                                                    Executive Officer

Lakshmi Narayanan(1)................         50     President and Chief Operating Officer             1998

Gordon Coburn(2)....................         39     Senior Vice  President, Chief Financial           1999
                                                    Officer, Treasurer and Secretary

Francisco D'Souza(3)................         34     Senior Vice President, North American             1999
                                                    Operations and Business Development
---------------

(1) Lakshmi Narayanan was elected President and Chief Operating Officer of the Company in March 1998. Mr. Narayanan joined the Indian subsidiary of the Company as Chief Technology Officer in 1994 and was elected President of such subsidiary on January 1, 1996. Prior to joining the Company, from 1975 to 1994 Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Master of Business Administration degree from the Indian Institute of Science.

(2) Gordon Coburn was elected Senior Vice President of the Company in November 1999. Mr. Coburn continues to serve as the Company's Chief Financial Officer, Treasurer and Secretary, positions he has held since his election in March 1998. He previously was Vice President of the Company from September 1996. From 1990, Mr. Coburn held key financial positions with Cognizant Corporation and The Dun & Bradstreet Corporation, including serving as Senior Director-Group Finance & Operations for Cognizant Corporation from November 1996 to December 1997. Mr. Coburn holds a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College.

(3) Francisco D'Souza was elected Senior Vice President, North American Operations and Business Development of the Company in November 1999. Prior to that, from March 1998 to November 1999, he served as the Company's Vice President, North American Operations and Business Development and as the Company's Director-North American Operations and Business Development from June 1997 to March 1998. From January 1996 to June 1997, Mr. D'Souza was employed as a consultant to the Company. From February 1995 to December 1995, Mr. D'Souza was employed as Product Manager at Pilot Software. Between 1992 and 1995, Mr. D'Souza held various marketing, business development and technology management positions as a Management Associate at The Dun & Bradstreet Corporation. While working at The Dun & Bradstreet Corporation, Mr. D'Souza was part of the team that established the software development and maintenance business conducted by the Company. Mr. D'Souza holds a Bachelor of Business Administration degree from the University of East Asia and a Master of Science degree in Industrial Administration from Carnegie-Mellon University.

         None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 2000, 2001 AND 2002

         The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 2002 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 2000, 2001 and 2002.


                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  LONG-TERM
                                                            ANNUAL COMPENSATION                  COMPENSATION
                                                    -----------------------------------------   --------------
                                                                                                    AWARDS
                                                                                                --------------
                                                                                 OTHER            SECURITIES
                                                                                 ANNUAL           UNDERLYING      ALL OTHER
   NAME AND PRINCIPAL POSITION(1)        YEAR        SALARY       BONUS(2)    COMPENSATION(3)       OPTIONS      COMPENSATION
                                                      ($)           ($)           ($)                (#)            ($)
                (A)                      (B)          (C)           (D)           (E)                (G)            (I)
------------------------------------- ----------- ------------- ------------- ---------------  ---------------  ------------
Wijeyaraj Mahadeva...................    2002        363,000        582,633         --                 --         5,500(4)
  Chairman of the Board, and             2001        363,000        241,129         --             975,000        5,250(4)
  Chief Executive Officer                2000        330,000        488,338         --                 --        23,756(4)

Lakshmi Narayanan(6).................    2002        115,720        155,369         --                 --             --
  President and Chief Operating          2001        121,000         62,672         --             240,000        1,028(5)
  Officer                                2000        110,000        130,224         --                 --         4,713(5)

Gordon Coburn........................    2002        205,700        220,106         --                 --         5,500(4)
  Chief Financial Officer,               2001        205,700         91,093         --             180,000        5,250(4)
  Treasurer and Secretary                2000        187,000        184,483         --                 -         11,101(4)

Francisco D'Souza....................    2002        230,000        220,106         --                 --         5,500(4)
  Senior Vice President, North           2001        230,000         91,093         --             180,000        5,250(4)
  American Operations and                2000        187,000        184,483         --                 --         4,208(4)
  Business Development

---------------

(1) Each of the Named Executives has entered into a Severance and Noncompetition Agreement with the Company. See "Severance and Noncompetition Agreements."

(2) The bonus awards were earned in the year indicated and were paid in the following year.

(3) The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive in columns (c) and (d).

(4)      Represents a 401(k) plan matching contribution.

(5) Consists of interest savings on a loan made to Mr. Narayanan by the Company in October 1997, which bears interest at 2% per annum. Mr. Narayanan repaid such loan in April, 2001. See "Transactions with IMS Health and other Affiliates."

(6) Mr. Narayanan is employed by the Company in India, and as such, compensation amounts were paid in Indian Rupees. Such amounts were converted to U.S. dollars for the periods presented.

OPTION GRANTS IN 2002

         The following table sets forth information concerning individual grants of stock options during 2002 by the Company to each of the Named Executives.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF        PERCENT OF
                               SECURITIES     TOTAL OPTIONS                               POTENTIAL REALIZABLE VALUE AT
                               UNDERLYING       GRANTED TO      EXERCISE                  ASSUMED ANNUAL RATES OF STOCK
                                OPTIONS        EMPLOYEES IN      OR BASE     EXPIRATION   PRICE APPRECIATION FOR OPTION
           NAME                 GRANTED        FISCAL YEAR        PRICE         DATE                   TERM
                                  (#)              (%)           ($/SH)                       5%($)           10%($)
            (a)                   (b)              (c)             (d)          (e)            (f)             (g)
-------------------------------------------------------------------------------------------------------------------------
Wijeyaraj Mahadeva......         --                --             --             --                --              --
Lakshmi Narayanan.......         --                --             --             --                --              --
Gordon Coburn...........         --                --             --             --                --              --
Francisco D'Souza.......         --                --             --             --                --              --


AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning each exercise of options during 2002 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.



                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION VALUES(1)
------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF SECURITIES           VALUE OF
                                                                            UNDERLYING              UNEXERCISED
                                                                            UNEXERCISED             IN-THE-MONEY
                                                                         OPTIONS AT FISCAL        OPTIONS AT FISCAL
                                    SHARES                                   YEAR-END                 YEAR-END
                                 ACQUIRED ON            VALUE                   (#)                     ($)
            NAME                   EXERCISE            REALIZED             EXERCISABLE/             EXERCISABLE/
                                     (#)                 ($)               UNEXERCISABLE            UNEXERCISABLE
            (a)                      (b)                 (c)                    (d)                    (e) (2)
------------------------------------------------------------------------------------------------------------------------
Wijeyaraj Mahadeva........         696,000           14,113,265         1,319,028/1,203,222       25,733,873/19,868,327
Lakshmi Narayanan.........          60,000            1,055,693             422,250/266,250         8,908,646/4,291,998
Gordon Coburn.............          69,522              756,543              33,540/211,050           541,676/3,446,291
Francisco D'Souza.........              --                   --             111,228/209,472         2,054,563/3,414,726

------------
(1) All numbers on this chart have been adjusted to account for the three-for-one stock split that occurred on April 1, 2003.

(2) Based on a year-end fair market value of the underlying securities equal to $24.08, less the exercise price for such shares.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2002 with respect to the shares of the Company's Class A Common Stock that may be issued under the Company's existing equity compensation plans.


                                        Number of
                                     Securities to be    Weighted Average       Number of Securities
                                       Issued Upon       Exercise Price of      Available for Future
                                       Exercise of          Outstanding        Issuance Under Equity
                                       Outstanding          Options(1)         Compensation Plans(1)
Plan Category                           Options(1)
-----------------------------------------------------------------------------------------------------
Equity compensation plans that
have been approved by security
holders                                 11,428,653             $9.67                7,308,108(2)
------------------------------------------------------------------------------------------------------

Equity compensation plans not
approved by security holders                --                  --                       --
------------------------------------------------------------------------------------------------------

              Total                     11,428,653             $9.67                7,308,108(2)
------------------------------------------------------------------------------------------------------


(1) Such numbers have been adjusted to reflect a three-for-one stock split that occurred on April 1, 2003.

(2) Includes 2,125,815 shares of Class A Common Stock issuable under the Company's Employee Stock Purchase Plan. Also includes 4,744,503 shares of Class A Common Stock issuable under the Incentive Plan, however, does not include the additional six million (6,000,000) shares that would be available if the proposal to increase the number of shares reserved for issuance under the Incentive Plan is approved at the Meeting. In addition, this number includes 57,000 shares of Class A Common Stock available for future issuances pursuant to the Director Plan and 380,790 shares of Class A Common Stock available for future issuances pursuant to the Key Employees' Stock Option Plan.

SEVERANCE AND NONCOMPETITION AGREEMENTS

         The Company has entered into a Severance and Noncompetition Agreement (collectively, the "Severance and Noncompetition Agreements") with each of the Named Executives. The Severance and Noncompetition Agreements provide that each Named Executive will receive one year's base salary and a full annual bonus upon termination of employment, other than in the case of a termination for cause. In addition, such agreements provide that all options held by the Named Executives will vest in full immediately upon a change of control. Pursuant to such agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of the Company's employees to leave the Company within the one-year period following termination of employment. Finally, such agreements include customary proprietary rights assignment and confidentiality provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is comprised of Messrs. Howe and Klein. Messrs. Howe and Klein have not served as either an officer or employee of the Company or any of its subsidiaries at any time. There are no, and during 2002 there were no, Compensation Committee Interlocks.

         In 2002, the Company granted options to purchase Class A Common Stock of the Company to each of Mr. Howe and Mr. Klein. See "Election of Directors - Compensation of Directors."

PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Company's Class A Common Stock with the cumulative total return on the S&P SmallCap 600 Index and a Peer Group Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

                   COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)

                  AMONG THE COMPANY, THE S&P SMALLCAP 600 INDEX
                            AND A PEER GROUP INDEX(3)
                            (CAPITALIZATION WEIGHTED)


            [COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN CHART]



                                                  6/19/98       12/31/98        12/31/99     12/31/00     12/31/01    12/31/02
                                                  -------       --------       ---------     ---------    --------    ---------
Cognizant Technology Solutions Corporation        $100.00       $303.75        $1,093.13     $726.25      $819.60     $1,444.60
S&P SmallCap 600 Index                            $100.00       $ 97.53        $  109.63     $122.57      $130.58     $  111.48
Peer Group Index (Capitalization Weighted)        $100.00       $ 91.68        $  149.36     $ 61.29      $ 45.89     $   45.12

(1) Graph assumes $100 invested on June 19, 1998 in the Company's Class A Common Stock, the S&P SmallCap 600 Index and the Peer Group Index (capitalization weighted).

(2)      Cumulative total return assumes reinvestment of dividends.

(3) The Company has constructed a Peer Group Index of other information technology consulting firms consisting of Computer Horizons Corp., Computer Task Group, Inc., Covansys, Inc., Diamond Cluster International, Igate Capital Corp., Infosys Technologies Ltd., Keane, Inc. Sapient Corp., Satyam Computer Services Ltd, Syntel, Inc. and Tanning Technology Corp. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry. The Peer Group Index consists of the same information technology consulting firms as in the prior year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee has furnished the following report:

         The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of stockholders by basing a portion of compensation on corporate performance.

         The Compensation Committee reviews and determines base salary levels for executive officers of the Company on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee administers all of the Company's stock option plans.

         The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

         Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

         Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and the executive's individual performance in achieving the results.

         The stock option program is designed to relate executives' and certain middle managers' and other key personnel's long-term interests to stockholders' long-term interests. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

         The Committee established the Chief Executive Officer's total annual compensation based on the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

Tax Considerations

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of our employees.

                                                  Compensation Committee Members
                                                  (as currently constituted)

                                                  Robert W. Howe
                                                  John E. Klein

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CLASS A COMMON STOCK

         There are, as of March 31, 2003, approximately 241 holders of record and 14,836 beneficial holders of the Company's Class A Common Stock. The following table sets forth certain information, as of March 31, 2003, with respect to holdings of each class of the Company's Class A Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of each class of Class A Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees), (iii) each of the Company's Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of the Company address.

                                                                  AMOUNT AND NATURE OF             PERCENT
 NAME AND ADDRESS OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
 ------------------------------------                             -----------------------         -----------
 (i)    Certain Beneficial Owners:

(ii) Directors (which includes all nominees) and Named Executives who are not set forth above:

 Wijeyaraj Mahadeva(3)..................................                1,911,750                    3.0%
 Lakshmi Narayanan(4)...................................                  544,500                     *
 Gordon Coburn(5).......................................                  123,645                     *
 Francisco D'Souza(6)...................................                  193,593                     *
 Robert W. Howe(7)......................................                   34,200                     *
 John E. Klein(8).......................................                  151,200                     *
 Venetia Kontogouris(9).................................                  130,500                     *
 Robert E. Weissman(10).................................                   84,222                     *
 Thomas M. Wendel(11)...................................                       --                     *

(iii)    All Directors and executive officers as a
         group (9 persons)(12)...........................
                                                                          3,174,327                    4.9%

 ---------------

*        Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by such stockholder. All shares numbers have been adjusted to account for a three-for-one stock split that occurred on April 1, 2003.

(2) Applicable percentage of ownership is based on an aggregate of 61,499,007 shares of Class A Common Stock outstanding on March 31, 2003 (post-split adjusted), plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after March 31, 2003.

(3) Includes 1,911,750 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 1,605,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(4) Represents 544,500 shares of Class A Common Stock underlying options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 399,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(5) Includes 18,870 shares of Class A Common Stock owned of record and 104,775 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 303,000 shares of Class A Common Stock underlying options, which become exercisable over time after such period.

(6) Includes 56,121 shares of Class A Common Stock owned of record and 137,472 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 348,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(7) Includes 11,700 shares of Class A Common Stock owned of record and 22,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 22,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(8) Includes 98,700 shares of Class A Common Stock owned of record and 52,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 22,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(9) Includes 3,000 shares of Class A Common Stock owned of record and 127,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 22,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(10) Includes 61,722 shares of Class A Common Stock owned of record and 22,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2003 or sixty (60) days after such date. Excludes 37,500 shares of Class A Common Stock underlying options which become exercisable over time 60 days after March 31, 2003.

(11) Excludes 37,500 shares of Class A Common Stock underlying options which become exercisable over time 60 days after March 31, 2003.

(12) Includes an aggregate of 2,923,497 shares of Class A Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of March 31, 2003 or within sixty
         (60) days after such date. Excludes 2,797,500 shares of Class A Common Stock underlying options granted to executive officers and Directors, which become exercisable over time after such period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From November 30, 1996 through June 30, 1998, the Company was a subsidiary of Cognizant Corporation. In June 1998, Cognizant Corporation spun off (the "Spin-Off") IMS Health. IMS Health consisted of all of Cognizant's businesses other than the business conducted by Nielsen Media Research. Therefore, all shares of the Company held by Cognizant Corporation immediately prior to the Spin-Off were subsequently held by IMS Health.

         At December 31, 2002, IMS Health owned 55.3% of the outstanding common stock of the Company (representing all of the Company's Class B Common Stock) and held 92.5% of the combined voting power of Company's common stock. On January 30, 2003, the Company filed a tender offer in which IMS Health stockholders could exchange IMS Health shares held by them for the Company's Class B Common Stock held by IMS Health. On February 13, 2003, IMS Health distributed all of the Company's Class B Common Stock that it owned, a total of 33,872,700 Class B shares, in the Exchange Offer to its stockholders. IMS Health distributed 0.927 shares of the Company's Class B Common Stock to its stockholders for every one share of IMS Health's common stock tendered. Accordingly, as of February 13, 2003, IMS Health is no longer a related party since it no longer owns any equity interest or holds any voting power in the Company.

         In connection with the Exchange Offer, IMS Health, as the Company's then majority stockholder, approved the Company's Restated Certificate of Incorporation which amended and restated the Company's Amended and Restated Certificate of Incorporation. The Company's Restated Certificate of Incorporation became effective following consummation of the Exchange Offer. The material terms of these amendments:

     o   provide for a classified board of directors;

     o   set the number of Cognizant's directors; and

     o provide for supermajority approval requirements for actions to amend, alter, change, add to or repeal specified provisions of Cognizant's certificate of incorporation and any provision of the by-laws.

         In connection with the Exchange Offer, the Company's Board of Directors also approved amendments to the Company's by-laws, which became effective following completion of the Exchange Offer. The material terms of these amendments made to the Company's by-laws affect nominations of persons for election to the Board of Directors and proposals of business at annual or special meeting of stockholders.

AGREEMENTS WITH IMS HEALTH AND ITS PREDECESSORS AS OF DECEMBER 31,  2002

         The Company and IMS America, IMS International and Nielsen Media Research, then operating subsidiaries of Cognizant Corporation, have entered into Master Services Agreements and the Company and IMS Health are parties to the Intercompany Agreement and the Intercompany Services Agreement. Cognizant Corporation and the Company entered into the License Agreement. The material terms of these agreements are summarized below. Because the Company was controlled by Cognizant Corporation at the time these agreements were executed, none of these agreements resulted from arms-length negotiations and, therefore, the terms thereof may be more or less favorable to the Company than those obtainable from unaffiliated third parties. Upon the consummation of the Spin-Off of IMS Health, the Master Services Agreements remained in effect and the Intercompany Agreement and the Intercompany Services Agreement were assigned to IMS Health.

         Master Services Agreement. Pursuant to a Master Services Agreement, the Company continues to provide software development and maintenance services to IMS Health and its subsidiaries. During 2002, such services resulted in revenue to the Company in the amount of $20.4 million. The Master Services Agreement provides that any work order issued thereunder may be terminated by IMS Health with or without cause on 30 days' prior written notice.

         Intercompany Agreement. The Intercompany Agreement provided that until IMS Health and its affiliates ceased to control at least 50% of the combined voting power of the outstanding voting stock of the Company (which occurred on February 13, 2003), the prior written consent of IMS Health would be required for (i) any acquisition of capital stock or assets by the Company or any of its subsidiaries or disposition of assets of the Company or any of its subsidiaries (other than transactions to which the Company and its subsidiaries are the only parties), or any series of related acquisitions or dispositions, involving gross consideration (including the assumption of indebtedness) in excess of the greater of $10.0 million and six percent of the Company's total equity market capitalization, (ii) any issuance by the Company or any subsidiary of the Company of any equity securities or rights, warrants or options to purchase such equity securities, except for equity securities issued to Directors, employees and consultants pursuant to the Employee Plan and the Director Plan and other outstanding options and equity securities issued in connection with acquisitions approved by IMS Health and (iii) the creation or incurrence by the Company or any of its subsidiaries of indebtedness for borrowed money in excess of $10.0 million, except for indebtedness incurred to finance any acquisition approved by IMS Health.

         Pursuant to the Intercompany Agreement, the Company had granted to IMS Health certain demand and "piggyback" registration rights with respect to shares of Common Stock owned by IMS Health. IMS Health had the right to request up to two demand registrations in each calendar year, but not more than six in any five-year period. The Company could postpone such a demand under certain circumstances. IMS Health also had the right, which it could exercise at any time and from time to time, to include the shares of Common Stock held by it in any registration of common equity securities of the Company initiated by the Company on its own behalf or on behalf of any other stockholders of the Company. Such registration rights were transferable by IMS Health. The Company agreed to pay all costs and expenses in connection with each such registration, except underwriting discounts and commissions applicable to the shares of Common Stock sold by IMS Health. The Intercompany Agreement contained customary terms and provisions with respect to, among other things, registration procedures and certain rights to indemnification granted by parties thereunder in connection with the registration of Common Stock on behalf of IMS Health.

         Pursuant to the Intercompany Agreement, the Company indemnified IMS Health and its subsidiaries (other than the Company) and their respective officers, directors, employees and agents against certain losses based on, arising out of or resulting from the conduct of the Company's business and IMS Health similarly indemnified the Company and its subsidiaries and their respective officers, directors, employees and agents against certain losses based on, arising out of or resulting from IMS Health's other businesses. In addition, Cognizant Corporation assigned to the Company certain rights to indemnification from The Dun & Bradstreet Corporation and certain of its former affiliates.

         Intercompany Services Agreement. Pursuant to the Intercompany Services Agreement, IMS Health provided the Company with certain administrative services, including payroll and payables processing and permitted the Company to participate in IMS Health's business insurance plans. In prior periods, IMS Health provided certain other services such as tax planning and compliance, which have now been transitioned to the Company. Certain employees also participate in IMS Health's employee benefit plans. The Intercompany Services Agreement's initial term extended through December 31, 1998. Subsequent to December 31, 1998, the Intercompany Services Agreement continued for successive one-year terms unless terminated by either party on not less than 60 days' written notice prior to the end of the initial term or any renewal term. Any change in the fees provided for under the terms of the Intercompany Services Agreement was subject to the approval of a majority of the Independent Directors.

         License Agreement. Pursuant to the License Agreement, Cognizant Corporation transferred all rights to the use of the "Cognizant" trade name and certain other trade and service marks (the "Marks") to the Company upon the consummation in mid-1998 of the spin-off of IMS Health.

AGREEMENTS WITH IMS HEALTH IN CONNECTION WITH THE EXCHANGE OFFER


         In connection with the Exchange Offer, the Company amended existing agreements with IMS Health which included:

     o an amended and restated Intercompany Services Agreement, which provides for the continued provision of payroll, payables processing and certain other administrative services for a term of up to one year; and

     o a Master Services Agreements pursuant to which the Company continues to provide IT services to IMS Health on terms that are comparable to unrelated third parties.

         The Company also entered into a Distribution Agreement, dated January 7, 2003, with IMS Health (the "Distribution Agreement"), the terms of which were approved by a special committee of the Board of Directors of the Company, which was comprised of the Company's independent directors. The Distribution Agreement sets forth certain rights and obligations of IMS Health and the Company in respect of the Exchange Offer in addition to those provided in the Intercompany Services Agreement. The material terms of the Distribution Agreement include:

     o the resignation of David M. Thomas and Nancy E. Cooper from any boards of directors of the Company's subsidiaries on which they served;

     o indemnification provisions in respect of the respective disclosure in the Exchange Offer documents, the conduct of the Exchange Offer and any failure to perform under the terms of the Distribution Agreement;

     o the agreement of the Company to undertake to be jointly and severally liable to certain of IMS Health's prior affiliates for liabilities arising out of or in connection with IMS Health's business and the businesses of the Company and other successors to the businesses of Cognizant Corporation in accordance with the terms of the Distribution Agreement, dated as of October 28, 1996, among Cognizant Corporation, which has been renamed Nielsen Media Research, Inc., The Dun & Bradstreet Corporation, which has been renamed the R.H. Donnelly Corporation and ACNielsen Corporation and related agreements. However, subject to the general allocation of liabilities arising from the respective businesses of IMS Health and the Company, IMS Health has agreed to indemnify and reimburse the Company for liabilities incurred with respect to these undertakings;

     o the continuation of certain commercial relationships between the companies for a period of at least three years; and

     o provisions governing the administration of certain insurance programs and procedures for making claims.

            The Distribution Agreement also provides that IMS Health and the Company will comply with, and not take any action during the relevant time period that is inconsistent with, the representations made to and relied upon by McDermott, Will & Emery in connection with rendering its opinion regarding the U.S. federal income tax consequences of the Exchange Offer. In addition, pursuant to the Distribution Agreement, the Company indemnifies IMS Health for any tax liability to which they may be subject as a result of the Exchange Offer but only to the extent that such tax liability resulted solely from a breach in the representations the Company made to and were relied upon by McDermott, Will & Emery in connection with rendering its opinion regarding the U.S. federal income tax consequences of the Exchange Offer.

TRANSACTIONS WITH IMS HEALTH AND OTHER AFFILIATES

         Prior to the consummation of the Company's initial public offering in June 1998 ("IPO"), Cognizant Corporation and The Dun & Bradstreet Corporation provided the Company with certain administrative services, including financial planning and administration, legal, tax planning and compliance, treasury and communications, and permitted the Company to participate in Cognizant Corporation's insurance and employee benefit plans. Costs for these services for all periods prior to the IPO were allocated to the Company based on utilization of certain specific services. All subsequent services were performed under the Intercompany Services Agreement with Cognizant Corporation and subsequent to the Spin-Off, IMS Health. Certain of these services have since been transitioned to the Company. Total costs in connection with services provided by IMS Health during the year ended December 31, 2002 were approximately $656,000.

         During 2002, the Company provided services to the former Erisco Managed Care Technologies, Inc. ("Erisco"), which is now a wholly owned subsidiary of the Trizetto Group, Inc. ("Trizetto"). As of December 31, 2002, IMS Health owned approximately 26.4% of the outstanding common stock of Trizetto. During 2002 the Company recorded revenues from Erisco of approximately $2.6 million. In addition, the Company paid to Erisco approximately $0.7 million for commissions and marketing fees. In addition, David M. Thomas, a member of the Company's Board of Directors during 2002, is also a member of the Board of Directors of Trizetto.

         Certain employees of the Company, including Mr. Mahadeva and Mr. Coburn, participated in IMS Health's defined benefit pension plans. The plans are cash balance pension plans under which six percent of creditable compensation plus interest is credited to the employee's retirement account on a monthly basis. The cash balance earns monthly investment credits based on the 30-year Treasury bond yield. At the time of retirement, the vested employee's account balance is actuarially converted into an annuity. The Company's cost for these plans is included in the allocation of expense from IMS Health for employee benefits plans.

         In October 1997, the Company loaned $63,300 to Mr. Narayanan for the purchase of a residence. The loan was secured by the residence and bore interest at the rate of two percent per annum. Principal and interest on the loan were payable over a ten-year period. Mr. Narayanan repaid the entire loan in April 2001.

           PROPOSED AMENDMENT TO THE 1999 INCENTIVE COMPENSATION PLAN

         The Incentive Plan was adopted by Board of Directors on April 13, 1999 and approved by the stockholders of the Company on May 25, 1999. Currently, there are 18,000,000 shares of Class A Common Stock reserved for issuance upon the exercise of stock options or other awards granted under the Incentive Plan.

GENERAL

         The purpose of the Incentive Plan is to:

         o aid the Company in motivating certain employees, non-employee directors and independent contractors to put forth maximum efforts toward the growth, profitability and success of the Company; and

         o provide incentives which will attract and retain highly qualified individuals as employees and non-employee directors and to assist in aligning the interests of such employees and non-employee directors with those of the Company's stockholders.

         Pursuant to the Incentive Plan, all employees of the Company, all non-employee directors of the Company and all independent contractors for the Company are eligible to receive awards that may be stock-based or payable in cash. Subject to adjustment, for among other things, a merger, consolidation, reorganization, stock split, or other change in capital structure, an individual is limited to a maximum of 4,500,000 shares during the life of the Incentive Plan. Additionally, the maximum dollar amount paid in cash to any individual during the life of the Incentive Plan is $10,000,000. The Incentive Plan terminates on April 13, 2009, unless sooner terminated by the Board of Directors. The Board may amend the Incentive Plan, except that no such action can adversely affect awards previously granted. Without stockholder approval, the Board may not:

         o increase the total amount of the Class A Common Stock allocated to the Incentive Plan (except for permitted capital adjustments);

         o increase the maximum amount of the Class A Common Stock with respect to all awards measured in Class A Common Stock that may be granted to any individual under the Incentive Plan;

         o increase the maximum dollar amount that may be paid with respect to all awards measured in cash; or

         o    modify the requirements as to eligibility for awards.

         Additionally, stockholder approval is necessary if an amendment (1) is required by the stock exchange or national market system on which the Class A Common Stock is listed or (2) will disqualify any incentive stock option granted under the Incentive Plan.

         The Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority, among other things, to do the following:

         o    determine eligibility for participation;

         o    determine eligibility for and the type and size of awards;

         o issue administrative guidelines and make rules as an aid to administer the Incentive Plan;

         o    grant waivers of terms, conditions, restrictions and limitations;
              and

         o    accelerate the vesting of any award.

TYPES OF AWARDS

         Several types of awards are provided for by the Incentive Plan. The awards may be measured in stock or in cash. An award may be designated as a stock option, stock appreciation right, stock award, stock unit, performance share, performance unit or cash.

         Stock Options. The Incentive Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Incentive Plan also provides for the granting of non-qualified stock options, or NQSOs. ISOs or NQSOs may be granted to employees, while only NQSOs may be granted to non-employee directors and independent contractors. ISOs granted under the Incentive Plan may not be granted at an exercise price less than fair market value of the underlying shares on the date of grant. NQSOs granted under the Incentive Plan may not be granted at an exercise price less than fair market value of the underlying shares on the date of grant unless the Compensation Committee determines otherwise on the date of grant. Unless the Compensation Committee specifies otherwise, options granted under the Incentive Plan become exercisable to the extent of 25% of the grant on each of the first, second, third and fourth anniversary of the grant. Under the Incentive Plan, ISOs and NQSOs expire 10 years after the grant.

         Stock Appreciation Rights. Stock appreciation rights ("SARs") entitle their recipients to receive payments in cash, Class A Common Stock or a combination as determined by the Compensation Committee. Any such payments will represent the appreciation in the market value of a specified number of shares from the date of grant until the date of exercise. Such appreciation will be measured by the excess of the fair market value on the exercise date over the fair market value of the Class A Common Stock, or other valuation (which shall be no less than the fair market value of the Class A Common Stock) on the effective date of grant of SARs or the grant of an award which the SAR replaced.

         Stock Awards. A stock award consists of shares of Class A Common Stock, subject to such terms and conditions as determined by the Compensation Committee. A grantee of a stock award has all of the rights of a holder of shares of Class A Common Stock unless otherwise determined by the Compensation Committee on the date of grant.

         Stock Units. A stock unit is a hypothetical share of Class A Common Stock represented by a notional account established and maintained or caused to be established and maintained by the Company for a grantee of a stock unit. Stock units are subject to such terms and conditions as determined by the Compensation Committee. A stock unit shall provide for payment in shares of Class A Common Stock at such time as the award agreement shall specify. The Compensation Committee has the sole discretion to pay the stock unit in Class A Common Stock, cash or a combination.

         Performance Shares. A performance share consists of a share or shares of Class A Common Stock, subject to such terms and conditions as determined by the Compensation Committee. Such terms and conditions may include, among other things, a determination of performance goals which will determine the number and/or value of the performance shares that will be paid out or distributed. The Compensation Committee has the sole discretion to pay the performance share in Class A Common Stock, cash or a combination.

         Performance Unit. A performance unit is a hypothetical share or shares of Class A Common Stock represented by a notional account established and maintained or caused to be established and maintained by the Company for a grantee of a performance unit. Performance units are subject to such terms and conditions as determined by the Compensation Committee. Such terms and conditions may include, among other things, a determination of performance goal or goals which will determine the number and/or value of the performance units that will be accrued. The Compensation Committee has the sole discretion to pay the performance share in Class A Common Stock, cash or a combination.

         Cash Awards. The Compensation Committee may grant cash awards subject to such terms and conditions as it determines appropriate.

         Subject to certain criteria, Compensation Committee has the sole discretion to designate awards as performance-based awards if it determines that such compensation might not be tax deductible by the Company under Section 162(m) of the Code. The Compensation Committee may use the following performance measures

(either individually or in any combination) to set performance goals with respect to awards intended to qualify as performance-based awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Class A Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs. The material terms of performance goals must be approved by the Company's stockholders. Additionally, the material terms of performance goals must be disclosed and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved such performance goals.

         In the event a grantee's employment with the Company is terminated due to death or disability, all non-vested portions of awards are forfeited. All vested portions of stock options or SARs remain exercisable during the shorter of the remaining stated term of the stock option or SAR or twelve months following the date of death or disability. If a grantee's employment is terminated for cause, as defined in the Incentive Plan, all awards, whether vested or non-vested, are forfeited. If a grantee's employment is terminated any other reason other than for cause or due to death or disability, all non-vested portions of awards are forfeited and all vested portions of stock options or SARs remain exercisable during the shorter of the remaining stated term of the award or 90 days following the date of termination. Notwithstanding the above, the Compensation Committee may, in its discretion, provide that:

         o the vesting of any or all non-vested portions of stock options or SARs held by a grantee on the date of his or her death or termination shall be accelerated and remain exercisable for the term of the stock option or SAR;

         o any or all vested portions of non-qualified stock options or SARs held by a grantee on the date of his or her death or termination shall remain exercisable until a date that occurs on or prior to the date the stock option or SAR is scheduled to expire; and/or

         o any or all non-vested portions of stock awards, stock units, performance shares, performance units and/or cash awards held by a grantee on the date of his or her death or termination shall become vested on a date that occurs on or prior to the date the award is scheduled to vest.

         Generally, all awards under the Incentive Plan are nontransferable except by will or in accordance with the laws of descent and distribution. Stock options and SARs are exercisable only by the grantee during his or her lifetime. The Compensation Committee, in its discretion, may permit the transferability of a stock option (other than an ISO) by a grantee to members of his or her immediate family or trusts or other similar entities for the benefit of such person.

CHANGE IN CONTROL

         Upon the occurrence of a change in control of the Company, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting and payout of outstanding awards or provide that an award be assumed by the entity which acquires control of the Company or be substituted by a similar award under such entity's compensation plan.

FEDERAL TAX ASPECTS OF THE INCENTIVE PLAN

         The Company believes that, under the present law, the following are the federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option or SAR will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an option other than an ISO, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the Company will be entitled to a deduction for the same amount. The treatment of an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

         With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act.

PREVIOUSLY GRANTED OPTIONS UNDER THE INCENTIVE PLAN

         As of March 31, 2003, options to purchase 16,424,397 shares of Class A Common Stock have been granted (net of forfeitures which are added back to the shares available for issuance under the Incentive Plan) under the Incentive Plan. The weighted average exercise price of such options is $12.46 per share.

         The following table sets forth certain information as of March 31, 2003 with respect to options granted under the Incentive Plan since inception to (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                                   OPTIONS GRANTED              WEIGHTED AVERAGE
NAME                                                          THROUGH MARCH 31, 2003(1)         EXERCISE PRICE(1)
----                                                          -------------------------         -----------------
Wijeyaraj Mahadeva.......................................             3,405,750                       $10.45
Lakshmi Narayanan........................................               742,500                       $11.36
Gordon Coburn............................................               598,500                       $10.96
Francisco D'Souza........................................               638,250                       $11.67
Robert W. Howe...........................................                45,000                       $14.13
John Klein...............................................                45,000                       $14.13
Venetia Kontogouris......................................               111,000                       $19.78
Robert E. Weissman ......................................                60,000                       $14.47
Thomas Wendel............................................                60,000                       $14.47
All current executive officers as a group (4 persons)....             5,385,500                       $10.78
All current Directors who are not executive officers as
a group (5 persons)......................................               240,000                       $14.37
All employees, including all current officers who are
not executive officers as a group (1,555 persons)........            11,039,397                       $12.46

---------------
 (1) Such numbers reflect the three-for-one stock split that occurred on April 1, 2003.


         As of March 31, 2003, the market value of the Class A Common Stock underlying the Incentive Plan was $22.44 per share.

PROPOSED AMENDMENT

         Stockholders are being asked to consider and vote upon a proposed amendment to the Incentive Plan to increase the maximum number of shares of Class A Common Stock available for issuance under the Incentive Plan from 18,000,000 to 24,000,000 shares. The additional 6,000,000 shares of Class A Common Stock of the Company will be reserved for issuance upon the exercise of stock options or other awards granted under the Incentive Plan.

         The Board of Directors believes that the amendment provides an important inducement to recruit and retain the best available personnel and will assist in aligning the interests of such personnel with those of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE INCENTIVE PLAN FROM 18,000,000 TO 24,000,000 SHARES AND USE OF THE ADDITIONAL 6,000,000 SHARES OF CLASS A COMMON STOCK OF THE COMPANY FOR ISSUANCE UPON THE EXERCISE OF STOCK OPTIONS GRANTED OR FOR THE ISSUANCE OF OTHER AWARDS GRANTED UNDER THE INCENTIVE PLAN.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has, subject to stockholder approval, retained PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2003. PricewaterhouseCoopers LLP also served as independent accountants of the Company for 2002. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

         One or more representatives of PricewaterhouseCoopers is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                   FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

         As mentioned previously, the accounting firm of PricewaterhouseCoopers served as the Company's independent public accountants for the year ended December 31, 2002. In addition to rendering audit services during 2002, PricewaterhouseCoopers performed various non-audit services for the Company worldwide.

Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers for audit services in connection with the Company's financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the last fiscal year were $306,700, of which $159,500 was billed as of December 31, 2002. The aggregate amount includes fees related to the filing of various statutory reports worldwide.


Financial Information Systems and Design Implementation Fees

         There were no fees paid to PricewaterhouseCoopers LLP for professional services rendered for the most recent fiscal year in connection with the design and implementation of financial information systems, the operation of the Company's information system or the management of its local area network.


All Other Fees

         The aggregate fees for all other professional services rendered by PricewaterhouseCoopers for the fiscal year ended December 31, 2002 were $668,700, of which $400,300 was billed as of December 31, 2002. The aggregate fees include audit-related services of $482,200, tax-related services of $161,100 and non-audit services of $25,400. Audit-related services generally include services rendered in connection with SEC registration statements, accounting for acquisitions, benefit plan audits, and accounting consultations. Non-audit services primarily relates to certain training services. The Audit Committee has concluded that the provision of these services by PricewaterhouseCoopers is compatible with maintaining its independence.

                             STOCKHOLDERS' PROPOSALS

         Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666, in writing not later than December 31, 2003.

         Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than March 15, 2004.

         If the Company does not receive notice of a stockholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

         The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: 500 Glenpointe Centre West, Teaneck, New Jersey 07666 (201) 801-0233. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact the Company at the above address and phone number.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


                                     GENERAL

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

         Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

         COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 17, 2003, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

         PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                           By Order of the Board of Directors


                                           /s/ Gordon Coburn
                                           ----------------------------------
                                           Gordon Coburn,
                                           Secretary


Teaneck, New Jersey
April 28, 2002

                        ANNUAL MEETING OF STOCKHOLDERS OF

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                                  MAY 28, 2003







                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




                Please detach and mail in the envelope provided.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
               ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

(1) To elect two (2) Class I, two (2) Class II and two (2) Class III                                             FOR AGAINST ABSTAIN
    Directors to serve until the 2004, 2005 and 2006, Annual Meeting      (2) To amend the Company's 1999        [ ]   [ ]     [ ]
    of Stockholders respectively, and until their respective successors       Incentive Compensation Plan, as amended (the
    shall have been duly elected and qualified:                               "Incentive Plan"), to increase the maximum number of
                    NOMINEES                                                  shares of Class A Common Stock available for issuance
                                                                              under the Incentive Plan from 18,000,000 to
[ ] FOR ALL NOMINEES      O Wijeyaraj Mahadeva   Class I                      24,000,000 shares (post split). The additional
                                                                              6,000,000 shares (post split) of Class A Common Stock
                          O John E. Klein        Class I                      of the Company will be reserved for issuance upon
                                                                              the exercise of stock options granted or for the
                          O Robert W. Howe       Class II                     issuance of other awards granted under the
                                                                              Incentive Plan;
[ ] WITHHOLD AUTHORITY    O Robert E. Weissman   Class II
    FOR ALL NOMINEES                                                      (3) To ratify the appointment of       [ ]   [ ]     [ ]
                          O Venetia Kontogouris  Class III                    PricewaterhouseCoopers LLP as independent accountants
                                                                              for the year ending December 31, 2003; and
[ ] FOR ALL EXCEPT        O Thomas M. Wendel     Class III
    (See instructions below)                                              (4) To transact such other business as may properly
                                                                              come before the Meeting or any adjournment or
                                                                              adjournments thereof.


                                                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
INSTRUCTION: To withhold authority to vote for any individual           MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
             nominee(s), mark "FOR ALL EXCEPT" and fill in the          IF NO DISCRETION IS GIVEN, THIS PROXY WILL BE VOTED FOR
             circle next to each nominee you wish to withhold,          PROPOSALS 1, 2 AND 3.
             as shown here: O
--------------------------------------------------------------------


--------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note     Please check here if you plan to attend the meeting. [ ]
that changes to the registered name(s) on the account may not be
submitted via this method.                                        [ ]

Signature of Stockholder ____________________  Date: _______________ Signature of Stockholder ________________ Date: _______________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                           TEANECK, NEW JERSEY 07666
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 2003

      The undersigned hereby constitutes and appoints Wijeyaraj Mahadeva and Gordon Coburn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Cognizant Technology Solutions Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 10:00 A.M., local time, on Wednesday, May 28, 2003 and at any adjournment or adjournments thereof, upon the proposals listed on the reverse side, more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                                  Appendix A
                                                                  ----------

                  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                 1999 INCENTIVE COMPENSATION PLAN, as amended




1.0      DEFINITIONS


         The following terms shall have the following meanings unless the context indicates otherwise:

1.1 "Award" shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

1.2 "Award Agreement" shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee's exercise of its administrative powers.

1.3      "Board" shall mean the Board of Directors of the Company.

1.4 "Cash Award" shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.5 "Cause" shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee or (iv) the commission by the Employee of (x) any felony or
         (y) any misdemeanor involving moral turpitude.

1.6 "Change in Control of the Company" shall mean the occurrence of any of the following events:

         (a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company,
                  (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company or (v) IMS Health Incorporated or its Subsidiaries), becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then-outstanding securities; provided however, that the acquisition of securities in a bona fide public offering or private placement of securities by an investor who is acquiring such securities for passive investment purposes only shall not constitute a "Change in Control".

         (b) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new director (other than (i) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 1.6 (a), (c) or (d) of the Plan, (ii) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (iii) a director nominated by any Person who is the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's shareholders is or was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously, so approved, cease for any reason to constitute at least a majority thereof;

         (c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation
                  (i) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (ii) after which no Person holds 35% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

         (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;

1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.8 "Committee" shall mean (i) the Board or (ii) a committee or subcommittee of the Board appointed by the Board from among its members. The Committee may be the Board's Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as:

         (e) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act, and

         (f) an "outside director" within the meaning of Code Section 162(m) and the Treasury Regulations thereunder.

1.9 "Common Stock" shall mean the Class A common stock, $.01 par value per share, of the Company.

1.10 "Company" shall mean Cognizant Technology Solutions Corporation, a Delaware corporation.

1.11 "Disability" shall mean shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.12 "Dividend Equivalent Right" shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.

1.13 "Effective Date" shall mean the date on which the Plan is adopted by the Board.

1.14 "Employee" shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.16     "Fair Market Value of the Common Stock" shall mean:

         (a) if the Common Stock is readily tradeable on a national securities exchange or other market system, the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date), or

         (b) if the Common Stock is not readily tradeable on a national securities exchange or other market system:

                  (i) the book value of a share of Common Stock as of the last day of the last completed fiscal quarter preceding the date of calculation; or

                  (ii) any other value as otherwise determined in good faith by the Board.

1.17 "Independent Contractor" shall mean a person (other than a person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company.

1.18 "ISO" shall mean an "incentive stock option" as such term is used in Code Section 422.

1.19 "Nonemployee Director" shall mean a member of the Board who is not an Employee.

1.20 "Nonqualified Stock Option" shall mean a Stock Option that does not qualify as an ISO.

1.21 "Participant" shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.22 "Performance-Based Award" shall mean an Award subject to the achievement of certain performance goal or goals as described in
         Section 12 below.

1.23 "Performance Share" shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.24 "Performance Unit" shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.25 "Plan" shall mean the Cognizant Technology Solutions Corporation 1999 Incentive Compensation Plan.

1.26 "SAR" shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.27 "Stock Award" shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.28 "Stock Option" shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.29 "Stock Unit" shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

1.30 "Subsidiary" shall mean a corporation of which the Company directly or indirectly owns more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

1.31 "Treasury Regulations" shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.32     "Vest" shall mean:

         (a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

         (b) with respect to Awards other than Stock Options and SARs, when the Participant has:

                  (i) an unrestricted right, title and interest to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to an Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

                  (ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by
                           Section 14 below.

1.33     "Vesting Date" shall mean the date or dates on which an Award Vests.

1.34 "Voting Stock" shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.0      PURPOSE AND TERM OF PLAN

2.1 PURPOSE. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its stockholders.

2.2 TERM. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval by the stockholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the stockholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such stockholder approval. If the stockholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be cancelled. The Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board under Section 16.1 below.

3.0      ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. All Employees of the Company, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards.

3.2 PARTICIPATION. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person or entity to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4.0      ADMINISTRATION

4.1 RESPONSIBILITY. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms.

4.2 AWARD AGREEMENT. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Committee and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3 AUTHORITY OF THE COMMITTEE. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

         (a)      to determine eligibility for participation in the Plan;

         (b) to determine eligibility for and the type and size of an Award granted under the Plan;

         (c) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

         (d) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

         (e) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

         (f) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

         (g) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

         (h) to grant Award in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

         (i) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4 ACTION BY THE COMMITTEE. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

4.5 DELEGATION OF AUTHORITY. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing. In addition, the Committee, or any person to whom it has delegated duties under this Section 4.5, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee.

4.6 DETERMINATIONS AND INTERPRETATIONS BY THE COMMITTEE. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7 LIABILITY. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8 INDEMNIFICATION. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

5.0      SHARES SUBJECT TO PLAN

5.1 AVAILABLE SHARES. The aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 24,000,000 shares. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company's treasury, or both, at the discretion of the Company, and subject to any adjustments made in accordance with Section 5.2 below. Any shares of Common Stock underlying Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall again be available for grants of Awards under the Plan. Awards that are payable only in cash are not subject to this Section 5.1.

5.2 ADJUSTMENT TO SHARES. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Award so that each such Award shall thereafter be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. Such adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as "performance-based compensation" under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding anything contained in the Plan, any adjustment with respect to an ISO due to a change or distribution described in this Section 5.2 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any ISO granted hereunder other than an incentive stock option for purposes of Code Section 422.

6.0      MAXIMUM INDIVIDUAL AWARDS

6.1 MAXIMUM AGGREGATE NUMBER OF SHARES UNDERLYING STOCK-BASED AWARDS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant during the life of the Plan shall be 4,500,000 shares, subject to adjustment as provided in Section 5.2 above. For purposes of the preceding sentence, such Awards that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Participant during the life of the Plan.

6.2 MAXIMUM DOLLAR AMOUNT UNDERLYING CASH-BASED AWARDS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) during the life of the Plan shall be $10,000,000.

7.0      STOCK OPTIONS

7.1 IN GENERAL. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. With respect to Employees who become Participants, the Committee may grant such Participants ISOs or Nonqualified Stock Options or a combination of both. With respect to Nonemployee Directors and Independent Contractors who become Participants, the Committee may grant such Participants only Nonqualified Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2 EXERCISE PRICE. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that (i) the exercise price of any ISO shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant, and (ii) the exercise price of any Nonqualified Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant unless the Committee in its sole discretion and due to special circumstances determines otherwise on the date of grant.

7.3 TERM OF STOCK OPTION. The Committee shall specify the term of each Stock Option in the Award Agreement; provided, however, that (i) no ISO shall be exercised after the 10th anniversary of the date of grant of such ISO and (ii) no Nonqualified Stock Option shall be exercised after the 10th anniversary of the date of grant of such Nonqualified Stock Option. Each Stock Option shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant.

7.4 VESTING DATE. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25 percent of such Stock Option shall become exercisable on each of the first 4 anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5 EXERCISE OF STOCK OPTIONS. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to ISOs, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Award Agreement.

7.6 RESTRICTIONS RELATING TO ISOS. In addition to being subject to the terms and conditions of this Section 7, ISOs shall comply with all other requirements under Code Section 422. Accordingly, ISOs may be granted only to Participants who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any "Parent Corporation" (as defined in Code Section 424(e)) or of any "Subsidiary Corporation" (as defined in Code Section 424(f)) on the date of grant. The aggregate market value (determined as of the time the ISO is granted) of the Common Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) ISOs shall be taken into account in the order in which they are granted and (ii) ISOs granted before 1987 shall not be taken into account. ISOs shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by such Participant. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Code Section 424(d)) more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or of any Subsidiary Corporation unless the exercise price of the ISO is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the 5th anniversary of the ISO's date of grant. In addition, no ISO shall be issued to a Participant in tandem with a Nonqualified Stock Option issued to such Participant in accordance with Treasury Regulation
         Section 14a.422A-1, Q/A-39.

7.7 ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7.8 CONVERSION STOCK OPTIONS. The Committee may, in its sole discretion, grant a Stock Option to any holder of an option (hereinafter referred to as an "Original Option") to purchase shares of the stock of any corporation:

         (j) the stock or assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

          (ii)    which was merged with and into the Company or a Subsidiary,

         so that the Original Option is converted into a Stock Option (hereinafter referred to as a "Conversion Stock Option"); provided, however, that such Conversion Stock Option as of the date of its grant (the "Conversion Stock Option Grant Date") shall have the same economic value as the Original Option as of the Conversion Stock Option Grant Date. In addition, unless the Committee, in its sole discretion determines otherwise, a Conversion Stock Option which is converting an Original Option intended to qualify as an ISO shall have the same terms and conditions as applicable to the Original Option in accordance with Code Section 424 and the Treasury Regulations thereunder so that the conversion (x) is treated as the issuance or assumption of a stock option under Code Section 424(a) and (y) is not treated as a modification, extension or renewal of a stock option under Code Section 424(h).

8.0      SARS

8.1 IN GENERAL. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee; provided, however, that if a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement may be the Fair Market Value of the Common Stock on the date such Stock Option was granted. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

9.0      STOCK AWARDS AND STOCK UNITS

9.1 STOCK AWARDS. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant's employment within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

9.2 STOCK UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractor Stock Units as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

9.3 PAYOUT OF STOCK UNITS. Subject to a Participant's election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10.0     PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1 PERFORMANCE SHARES. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in
         Section 12.3 below.

10.2 PERFORMANCE UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractors Performance Units as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in
         Section 12.3 below.

10.3 ADJUSTMENT OF PERFORMANCE GOALS. With respect to those Performance Shares or Performance Units that are not intended to qualify as Performance-Based Awards (as described in Section 12 below), the Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Shares or Performance Units which the Committee deems necessary or desirable unless at the time of establishment of the performance goals the Committee shall have precluded its authority to make such adjustments.

10.4 PAYOUT OF PERFORMANCE SHARES OR PERFORMANCE UNITS. Subject to a Participant's election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11.0     CASH AWARDS

11.1 IN GENERAL. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant's employment within specified periods.

12.0     PERFORMANCE-BASED AWARDS

12.1 IN GENERAL. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as "performance-based compensation" (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) ("Performance-Based Awards").

12.2 QUALIFICATION OF PERFORMANCE-BASED AWARDS. Awards shall only qualify as Performance-Based Awards under the Plan if:

         (a) at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Code
                  Section 162(m) and the Treasury Regulations thereunder);

         (b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) an SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

         (c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

         (d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

         (e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as "performance-based compensation" under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

12.3 PERFORMANCE MEASURES. The Committee may use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based
         Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs.

12.4 STOCKHOLDER REAPPROVAL. As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 12 shall be disclosed to and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the 5th year following the year in which the Company's stockholders previously approved such performance goals.

13.0     CHANGE IN CONTROL

13.1 ACCELERATED VESTING. Notwithstanding any other provision of this Plan to the contrary, if there is a Change in Control of the Company, the Committee, in its sole discretion, may take such actions as it deems appropriate with respect to outstanding Awards, including, without limitation, accelerating the Vesting Date and/or payout of such Awards; provided, however, that such action shall not conflict with any provision contained in an Award Agreement unless such provision is amended in accordance with Section 16.3 below.

13.2 CASHOUT. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the change in control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such change in control over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3 ASSUMPTION OR SUBSTITUTION OF AWARDS. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity's compensation plans.

14.0     TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

14.1 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated due to death or Disability:

         (a) all non-Vested portions of Awards held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

         (b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

                  (i) the end of the 12-month period following the date of the Participant's death or the date of the termination of his or her employment, as the case may be, or

                  (ii) the date the Stock Option or SAR would otherwise expire.

14.2 TERMINATION OF EMPLOYMENT FOR CAUSE. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated by the Company for cause, all Awards held by a Participant on the date of the termination of his or her employment for cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date.

14.3 OTHER TERMINATIONS OF EMPLOYMENT. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated for any reason other than for cause or other than due to death or Disability:

         (a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and

         (b) all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the Participant's employment or (ii) the date the Stock Option or SAR would otherwise expire.

14.4 COMMITTEE DISCRETION. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

         (a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and, except with respect to ISOs, shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

         (b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

         (c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

14.5     ISOS. Notwithstanding anything contained in the Plan to the contrary,
         (i) the provisions contained in this Section 14 shall be applied to an ISO only if the application of such provision maintains the treatment of such ISO as an ISO and (ii) the exercise period of an ISO in the event of a termination of the Participant's employment due to Disability provided in Section 14.1 above shall be applied only if the Participant is "permanently and totally disabled" (as such term is defined in Code Section 22(e)(3)).

15.0     TAXES

15.1 WITHHOLDING TAXES. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant who has become vested in his or her Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder, or who exercises a Stock Option or SAR granted hereunder to reimburse the corporation which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the corporation or entity which employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation or entity to the Participant upon such terms and conditions as the Committee shall prescribe. The corporation or entity that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

15.2 USE OF COMMON STOCK TO SATISFY WITHHOLDING OBLIGATION. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of such Award may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a "fixed plan" under Accounting Principles Board Opinion No.


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

         25), (ii) tendering shares of Common Stock previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value of the Common Stock on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16.0     AMENDMENT AND TERMINATION

16.1 TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or change the terms and conditions thereof without the Participant's consent.

16.2 AMENDMENT OF PLAN. The Board may amend the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.2 shall reduce the amount of any outstanding Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without the approval of the stockholders of the Company:

         (a) increase the total number of shares which may be issued under the Plan;

         (b) increase the maximum number of shares with respect to all Awards measured in Common Stock that may be granted to any individual under the Plan;

         (c) increase the maximum dollar amount that may be paid with respect to all Awards measured in cash; or

         (d) modify the requirements as to eligibility for Awards under the Plan.

         In addition, the Plan shall not be amended without the approval of such amendment by the Company's stockholders if such amendment (i) is required under the rules and regulations of the stock exchange or national market system on which the Common Stock is listed or (ii) will disqualify any ISO granted hereunder.

16.3 AMENDMENT OR CANCELLATION OF AWARD AGREEMENTS. The Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent


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

         Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17.0     MISCELLANEOUS

17.1 OTHER PROVISIONS. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a change in control of the Company, for the payment of the value of Awards to Participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

17.2 TRANSFERABILITY. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution, and Stock Options and SARs shall be exercisable, during the Participant's lifetime, only by the Participant. In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit the transferability of a Stock Option (other than an ISO) by a Participant solely to members of the Participant's immediate family or trusts or family partnerships or other similar entities for the benefit of such persons, and subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish and include in the Award Agreement.

17.3 ELECTION TO DEFER COMPENSATION ATTRIBUTABLE TO AWARD. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company's tax counsel.

17.4 LISTING OF SHARES AND RELATED MATTERS. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.5 NO RIGHT, TITLE, OR INTEREST IN COMPANY ASSETS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the

         Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6 NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE OR TO GRANTS. The Participant's rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7 AWARDS SUBJECT TO FOREIGN LAWS. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 16.6 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8 GOVERNING LAW. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

17.9 OTHER BENEFITS. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.




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